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                                                                  Exhibit 10.17



         THIS MUTUAL RELEASE AND SURRENDER AGREEMENT (this "Agreement") made as of this 20 day of March, 2001 by and between:

         SHAV ASSOCIATES, having an office c/o Alfieri Property Management, having its principal office located at 399 Thornall Street, P.O. Box 2911, Edison, New Jersey 08818-2911, ("Landlord")

and

         PARADYNE CORPORATION, having an office at 8545 126th Avenue North, P.O. Box 2826, Largo, Florida 33779 ("Tenant")


                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS:

         A. Landlord and Tenant entered into a certain Lease Agreement dated October 8, 1996 (the "Lease") respecting a portion of an office building (the "Building") having a street address of 100 Schulz Drive, Red Bank, New Jersey (the "Demised Premises"); and

         B. Tenant has subleased the Demised Premises (the "Sublease") to Globespan Technologies Inc ("Globespan").; and

         C.       The expiration date of the Lease is April 30, 2002; and

         D. Landlord has negotiated and entered into a lease of the entire Building with Globespan (the "Globespan Lease") for a term that extends beyond April 30, 2002; and

         E.       The Globespan Lease is subject to termination of the Lease;

         F. Landlord and Tenant mutually desire to terminate the Lease upon the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. The Lease shall terminate and Tenant shall surrender the Demised Premises to Landlord upon the "Effective Date." The "Effective Date" shall occur when AT&T Corp., the other tenant in the Building executes and delivers a surrender agreement to Landlord respecting its lease of space in the Building.

         1.01. Landlord shall notify Tenant when the Effective Date has occurred. The Effective Date shall be no later than sixty (60) days from the date of this Agreement.


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         2.       Upon the Effective Date neither Landlord nor Tenant shall
have any further obligation to the other under the Lease and each party shall be deemed to be released from all obligations under the Lease, except as provided in paragraph 3 below.

         3. As of the Effective Date any rental due to Landlord or overpaid by Tenant shall be adjusted between the parties, and thereafter Landlord shall promptly refund to Tenant the Security Deposit of $135,416.66 held by Landlord, subject to the terms of the Lease. Landlord represents that as of February 13, 2001 it has inspected the Demised Premises, and that after such inspection it has no knowledge of any claim against Tenant which would permit it to appropriate the Security Deposit or any portion thereof.

         4. The recitals set forth in the beginning of this Agreement are incorporated into the body of this Agreement.

         5. The terms, conditions or provisions of this Agreement shall not be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the parties.

         6. All notices given under this Agreement shall be in writing and shall be given in the same manner as provided for in the Lease.

         7. This Agreement shall be construed without regard to any presumption or rule of law requiring construction or interpretation against the party causing this Agreement to be drafted.

         8. Landlord and Tenant acknowledge (a) they have the power to enter into this Agreement and bind themselves, and (b) they have entered into this Agreement in reliance thereon and in reliance upon the terms and conditions of this Agreement.

         9. This Agreement shall bind the parties hereto and their respective heirs, successors, and assigns.

         10. This Agreement shall, in all respects, be interpreted in accordance with, and governed by, the laws of the State of New Jersey.

         In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

                                          SHAV ASSOCIATES


                                          By: /s/ Michael Aliferi
                                              ---------------------------------
                                                  Michael Alfieri, Partner


                                           PARADYNE CORPORATION

                                           By: /s/ Patrick Murphy
                                               --------------------------------
                                           Name:   Patrick Murphy
                                           Title:  Chief Financial Officer



                                    CONSENT

         The undersigned hereby consents to the execution and delivery of the above Mutual Release and Surrender Agreement and acknowledges that the Sublease shall terminate upon the Effective Date, above described.

                                          Globespan Technologies, Inc.


                                          By: /s/ Bob McMullan
                                              ---------------------------------
                                          Name:   Bob McMullan
                                          Title:  Chief Financial Officer